Exhibit 10.4

EXECUTION COPY

AMENDMENT NO. 2

Dated as of May 7, 2013

to

CREDIT AGREEMENT

Dated as of March 11, 2011

THIS AMENDMENT NO. 2 (this “Amendment”) is made as of May 7, 2013 by and among HCP, Inc., a Maryland corporation (the “Borrower”), the financial institutions listed on the signature pages hereof and Bank of America, N.A., as Administrative Agent (in such capacity, the “Administrative Agent’) and as Alternative Currency Fronting Lender (in such capacity, the “Alternative Currency Fronting Lender”), under that certain Credit Agreement dated as of March 11, 2011 by and among the Borrower, the Lenders and the Administrative Agent (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”).  Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrower has requested that the Lenders, the Alternative Currency Fronting Lender and the Administrative Agent agree to an amendment to the Credit Agreement; and

WHEREAS, the Borrower, the Lenders party hereto, the Alternative Currency Fronting Lender and the Administrative Agent have so agreed on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders party hereto, the Alternative Currency Fronting Lender and the Administrative Agent hereby agree to enter into this Amendment.

1.                                      Amendment to the Credit Agreement.  Effective as of the Amendment No. 2 Effective Date (as defined below), the parties hereto agree that the Credit Agreement is hereby amended as follows:

(a)                                 The definition of “Alternative Currency” appearing in Section 1.01 of the Credit Agreement is amended and restated in its entirety to read as follows:

“Alternative Currency” means each Non-LIBOR Quoted Currency and each LIBOR Quoted Currency and each other currency (other than Dollars) that is approved in accordance with Section 1.06.

(b)                                 The definition of “Alternative Currency Sublimit” appearing in Section 1.01 of the Credit Agreement is amended to delete the reference to “$250,000,000” appearing therein and to replace such reference with a reference to “$500,000,000”.

(c)                                  The definition of “Eurocurrency Rate” appearing in Section 1.01 of the Credit Agreement is amended and restated in its entirety to read as follows:

“Eurocurrency Rate” means:

(a)                                 for any Interest Period with respect to a Eurocurrency Rate Loan:

(i) in the case of a Eurocurrency Rate Loan denominated in a LIBOR Quoted Currency, the rate per annum equal to the British Bankers Association LIBOR rate or the successor thereto as approved by the Administrative Agent if the British Bankers Association is no longer making a LIBOR rate available (“LIBOR”), as published by Reuters (or such other commercially available source providing quotations of LIBOR as may be designated by the Administrative Agent from time to time) at or about 11:00 a.m., London time, two (2) Business Days prior to the commencement of such Interest Period, for deposits in the relevant currency (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period; provided that if such rate is not available at such time for any reason, then the “Eurocurrency Rate” for such Interest Period shall be the rate per annum determined by the Administrative Agent to be the rate at which deposits in the relevant currency for delivery on the first day of such Interest Period in Same Day Funds in the approximate amount of the Eurocurrency Rate Loan being made, continued or converted by Bank of America and with a term equivalent to such Interest Period would be offered by Bank of America’s London Branch (or other Bank of America branch or Affiliate) to major banks in the London or other offshore interbank market for such currency at their request at or about 11:00 a.m. (London time) two (2) Business Days prior to the commencement of such Interest Period; and

(ii) in the case of Non-LIBOR Quoted Currencies:

(A)  denominated in Canadian Dollars, the rate per annum equal to the CDOR Rate per annum; provided that if such rate is not available at such time for such term for any reason, the Administrative Agent may substitute such rate with a reasonably acceptable alternative published interest rate for funding such Eurocurrency Rate Loans;

(B)  denominated in Australian Dollars, the rate per annum equal to the Bank Bill Swap Reference Rate or the successor thereto as approved by the Administrative Agent (“BBSY”) as published by Reuters (or such other page or commercially available source providing BBSY quotations as may be designated by the Administrative Agent from time to time) at or about 10:30 a.m. (Melbourne, Australia time) two (2) Business Days prior to the commencement of such Interest Period (or such other day as is generally treated as the rate fixing day by market practice in such interbank market, as determined by the Administrative Agent with a term equivalent to such Interest Period (or if such Interest Period is not equal to a number of months, with a term equivalent to the number of months closest to such Interest Period); provided that if such rate is not available at such time for any reason, the Administrative Agent may substitute such rate with a reasonably acceptable alternative published interest rate for funding such Eurocurrency Rate Loans; and

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(b)                                 for any interest calculation with respect to a Base Rate Loan on any date, the rate per annum equal to (i) LIBOR, at approximately 11:00 a.m., London time determined two London Banking Days prior to such date for Dollar deposits being delivered in the London interbank market for a term of one month commencing that day or (ii) if such published rate is not available at such time for any reason, the rate per annum determined by the Administrative Agent to be the rate at which deposits in Dollars for delivery on the date of determination in same day funds in the approximate amount of the Base Rate Loan being made or maintained and with a term equal to one month would be offered by Bank of America’s London Branch to major banks in the London interbank eurodollar market at their request at the date and time of determination.

(d)                                 The definition of “L/C Issuer” appearing in Section 1.01 of the Credit Agreement is amended and restated in its entirety to read as follows:

“L/C Issuer” means Bank of America and any other Lender designated by the Borrower (to the extent such Lender has accepted such designation) and acceptable to the Administrative Agent, in each case in its capacity as issuer of Letters of Credit hereunder, or any successor issuer of Letters of Credit hereunder.  For the avoidance of doubt, references to “L/C Issuer” in this Agreement shall refer to the L/C Issuers collectively; provided that the term “L/C Issuer” when used with respect to a Letter of Credit or L/C Obligations relating to a Letter of Credit shall refer to the L/C Issuer that issued such Letter of Credit.

(e)                                  Section 1.01 of the Credit Agreement is amended to add the following definitions thereto in the appropriate alphabetical order:

“CDOR Rate” means, the rate per annum, equal to the average of the annual yield rates applicable to Canadian Dollar banker’s acceptances at or about 10:00 a.m. (Toronto, Ontario time) two (2) Business Days prior to the commencement of such Interest Period on the “CDOR Page” (or any display substituted therefor) of Reuters Monitor Money Rates Service (or such other page or commercially available source displaying Canadian interbank bid rates for Canadian Dollar bankers’ acceptances as may be designated by the Administrative Agent from time to time) for a term equivalent to such Interest Period (or if such Interest Period is not equal to a number of months, for a term equivalent to the number of months closest to such Interest Period).

“LIBOR Quoted Currency” means each of the following currencies: Dollars; Euro; Sterling; Yen; and Swiss Francs and each other currency that is approved in accordance with Section 1.06 for which there is a published LIBOR Rate.

“Non-LIBOR Quoted Currency” means Canadian Dollars, Australian Dollars and each other currency that is approved in accordance with Section 1.06 and for which there is not a published LIBOR rate.

“Swiss Francs” means the lawful currency of Switzerland.

(f)                                   Section 2.03 of the Credit Agreement is amended to add the following as a new clause (l) thereof:

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(l)                                     L/C Issuer Reports to the Administrative Agent.  Unless otherwise agreed by the Administrative Agent, each L/C Issuer shall, in addition to its notification obligations set forth elsewhere in this Section, report in writing to the Administrative Agent (i) periodic activity (for such period or recurrent periods as shall be requested by the Administrative Agent) in respect of Letters of Credit issued by such L/C Issuer, including all issuances, extensions, amendments and renewals, all expirations and cancellations and all disbursements and reimbursements, (ii) within five Business Days following the time that such L/C Issuer issues, amends, renews or extends any Letter of Credit, the date of such issuance, amendment, renewal or extension, and the face amount of the Letters of Credit issued, amended, renewed or extended by it and outstanding after giving effect to such issuance, amendment, renewal or extension (and whether the amounts thereof shall have changed), (iii) on each Business Day on which such L/C Issuer makes any payment under any Letter of Credit, the date and amount of such payment, (iv) on any Business Day on which the Borrower fails to reimburse a payment under a Letter of Credit required to be reimbursed to such L/C Issuer on such day, the date of such failure and the amount of such payment and (v) on any other Business Day, such other information as the Administrative Agent shall reasonably request as to the Letters of Credit issued by such L/C Issuer.

(g)                                  Section 3.03 of the Credit Agreement is amended to add the following sentence at the end thereof:

Notwithstanding the foregoing, in the case of a pending request for a Eurocurrency Rate Loan or conversion or continuation in an Alternative Currency as to which the Administrative Agent has made the determination described in clause (a) of the first sentence of this paragraph, unless revoked by the Borrower pursuant to the preceding sentence, the Borrower, the Administrative Agent and the Required Lenders may establish a mutually acceptable alternative interest rate that reflects the all-in-cost of funds to such Lenders for funding Loans in the applicable currency and amount, and with the same Interest Period as the Eurocurrency Rate Loan requested to be made, converted or continued, as the case may be (the “Impacted Loans”), in which case, such alternative rate of interest shall apply with respect to the Impacted Loans until (x) the Administrative Agent revokes the notice delivered with respect to the Impacted Loans under clause (a) of the first sentence of this paragraph, (y) the Required Lenders notify the Administrative Agent and the Borrower that such alternative interest rate does not adequately and fairly reflect the cost to such Lenders of funding the Impacted Loans, or (z) any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for such Lender or its applicable Lending Office to make, maintain or fund Loans whose interest is determined by reference to such alternative rate of interest or to determine or charge interest rates based upon such rate or any Governmental Authority has imposed material restrictions on the authority of such Lender to do any of the foregoing and provides the Administrative Agent and the Borrower written notice thereof.

(h)                                 Schedule 2.02 to the Credit Agreement is amended and restated in its entirety in the form of Schedule 2.02 attached hereto.

2.                                      Conditions of Effectiveness.  The effectiveness of this Amendment (the “Amendment No. 2 Effective Date”) is subject to the conditions precedent that:

(a)                                 the Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrower, the Required Lenders, the Alternative Currency Fronting Lender and the Administrative Agent; and

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(b)                                 the Administrative Agent shall have received payment of all fees and expenses (including fees and expenses of counsel for the Administrative Agent) due and payable in connection with this Amendment.

3.                                      Representations and Warranties of the Borrower.  The Borrower hereby represents and warrants as follows:

(a)                                 This Amendment and the Credit Agreement as modified hereby constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b)                                 As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default has occurred and is continuing, and (ii) the representations and warranties of the Borrower set forth in Article V of the Credit Agreement or in any other Loan Document are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement are deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement.

4.                                      Reference to and Effect on the Credit Agreement.

(a)                                 Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b)                                 Each Loan Document and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.  Upon the effectiveness hereof, this Amendment shall for all purposes constitute a Loan Document.

(c)                                  Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the other Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.

5.                                      Governing Law.  This Amendment shall be construed in accordance with and governed by the law of the State of New York.

6.                                      Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7.                                      Counterparts.  This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

HCP, INC.,
as the Borrower

By:	/s/ Timothy M. Schoen
Name:	Timothy M. Schoen
Title:	Executive Vice President and Chief Financial Officer

Signature Page to Amendment No. 2 to

Credit Agreement dated as of March 11, 2011

HCP, Inc.

BANK OF AMERICA, N.A.,
individually as a Lender, as Alternative Currency Fronting Lender and as Administrative Agent

By:	/s/ Jeremy Schmitt
Name:	Jeremy Schmitt
Title:	Vice President

Signature Page to Amendment No. 2 to

Credit Agreement dated as of March 11, 2011

HCP, Inc.

Name of Lender:

JPMorgan Chase Bank, N.A.

By	/s/ Marc Costantino
Name: Marc Costantino
Title: Executive Director

For any Lender requiring a second signature line:

By
Name:
Title:

Signature Page to Amendment No. 2 to

Credit Agreement dated as of March 11, 2011

HCP, Inc.

Name of Lender:

UBS AG, STAMFORD BRANCH

By	/s/ Lana Gifas
Name: Lana Gifas
Title: Director

For any Lender requiring a second signature line:

By	/s/ Joselin Fernandes
Name: Joselin Fernandes
Title: Associate Director

Signature Page to Amendment No. 2 to

Credit Agreement dated as of March 11, 2011

HCP, Inc.

Wells Fargo Bank, N.A.:

By:	/s/ S. Michael St. Geme
Name:	S. Michael St. Geme
Title:	Managing Director

Signature Page to Amendment No. 2 to

Credit Agreement dated as of March 11, 2011

HCP, Inc.

CITIBANK, N.A.:

By:	/s/ John C. Rowland
Name:	John C. Rowland
Title:	Vice President

Signature Page to Amendment No. 2 to

Credit Agreement dated as of March 11, 2011

HCP, Inc.

Name of Lender:

Credit Suisse AG, Cayman Islands Branch

By	/s/ Mikhail Faybusovich
Name: Mikhail Faybusovich
Title: Authorized Signatory

For any Lender requiring a second signature line:

By	/s/ Tyler R. Smith
Name: Tyler R. Smith
Title: Authorized Signatory

Signature Page to Amendment No. 2 to

Credit Agreement dated as of March 11, 2011

HCP, Inc.

Name of Lender:

Crédit Agricole Corporate and Investment Bank

By	/s/ Thomas Randolph
Name: Thomas Randolph
Title: Managing Director

For any Lender requiring a second signature line:

By	/s/ Amy Trapp
Name: Amy Trapp
Title: Managing Director

Signature Page to Amendment No. 2 to

Credit Agreement dated as of March 11, 2011

HCP, Inc.

Name of Lender:

GOLDMAN SACHS BANK USA

By	/s/ Michelle Latzoni
Name: Michelle Latzoni
Title: Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

Signature Page to Amendment No. 2 to

Credit Agreement dated as of March 11, 2011

HCP, Inc.

Name of Lender:

Morgan Stanley Bank, N.A.

By	/s/ Nick Zangari
Name: Nick Zangari
Title: Authorized Signatory

Signature Page to Amendment No. 2 to

Credit Agreement dated as of March 11, 2011

HCP, Inc.

Name of Lender:

ROYAL BANK OF CANADA

By	/s/ Joshua Freedman
Name: Joshua Freedman
Title: Authorized Signatory

Signature Page to Amendment No. 2 to

Credit Agreement dated as of March 11, 2011

HCP, Inc.

Name of Lender: The Royal Bank of Scotland plc

By	/s/ Jeannine Pascal
Name: Jeannine Pascal
Title: Vice President

Signature Page to Amendment No. 2 to

Credit Agreement dated as of March 11, 2011

HCP, Inc.

The Bank of Nova Scotia

By	/s/ Eugene Dempsey
Eugene Dempsey
Director

Signature Page to Amendment No. 2 to

Credit Agreement dated as of March 11, 2011

HCP, Inc.

Name of Lender: U.S. Bank National Association

By	/s/ Scott C. McPherson
Name: Scott C. McPherson
Title: Senior Vice President

For any Lender requiring a second signature line:

By
Name:
Title:

Signature Page to Amendment No. 2 to

Credit Agreement dated as of March 11, 2011

HCP, Inc.

Name of Lender:

PNC Bank, NA

By	/s/ Tyler Lowry
Name: Tyler Lowry
Title: Vice President

For any Lender requiring a second signature line:

By
Name:
Title:

Signature Page to Amendment No. 2 to

Credit Agreement dated as of March 11, 2011

HCP, Inc.

Name of Lender:

The Bank of New York Mellon

By	/s/ Helga Blum
Name: Helga Blum
Title: Managing Director

Signature Page to Amendment No. 2 to

Credit Agreement dated as of March 11, 2011

HCP, Inc.

Name of Lender:

SunTrust Bank

By	/s/ Joshua J. Turner
Name: Joshua J. Turner
Title: Vice President

Signature Page to Amendment No. 2 to

Credit Agreement dated as of March 11, 2011

HCP, Inc.

Name of Lender:

KeyBank National Association

By	/s/ Joe Schober
Name: Joe Schober
Title: Vice President

Signature Page to Amendment No. 2 to

Credit Agreement dated as of March 11, 2011

HCP, Inc.

Name of Lender:

Land Bank of Taiwan Los Angeles Branch

By	/s/ Henry Leu
Name: Henry Leu
Title: SVP & General Manager

For any Lender requiring a second signature line:

By	N/A
Name:
Title:

Signature Page to Amendment No. 2 to

Credit Agreement dated as of March 11, 2011

HCP, Inc.

Name of Lender:

Regions Bank

By	/s/ Michael Kinnick
Name: Michael Kinnick
Title: Vice President

For any Lender requiring a second signature line:

By
Name:
Title:

Signature Page to Amendment No. 2 to

Credit Agreement dated as of March 11, 2011

HCP, Inc.

Name of Lender:

City National Bank, N.A.

By	/s/ Christina Blackwell
Name: Christina Blackwell
Title: Vice President

Signature Page to Amendment No. 2 to

Credit Agreement dated as of March 11, 2011

HCP, Inc.

Name of Lender:

COMERICA BANK

By	/s/ Charles Weddell
Name: Charles Weddell
Title: Vice President

Signature Page to Amendment No. 2 to

Credit Agreement dated as of March 11, 2011

HCP, Inc.